Exhibit 10.4(c)

CARIS LIFE SCIENCES, INC.

2020 INCENTIVE PLAN

NONQUALIFIED STOCK OPTION AWARD AGREEMENT

This Nonqualified Stock Option Award Agreement (the “Agreement”) is made and entered into as of the date of grant set forth below (the “Date of Grant”) by and between Caris Life Sciences, Inc., a Texas corporation (the “Company”), and the participant named below (the “Participant”). Capitalized terms not defined herein shall have the meaning ascribed to them in the Company’s 2020 Incentive Plan (the “Plan”).

Participant: [                      ]

Address: [                            ]

Grant Number: [                           ]

Exercise Price Per Share: [                          ]

Date of Grant: [                          ]

Expiration Date: [                          ]

Vesting Commencement Date: [                         ]

WHEREAS, the Company desires to grant options to purchase shares of common stock of the Company, par value US$0.001 per share (the “Shares”) to certain employees, consultants and/or directors of the Company;

WHEREAS, the Company has adopted the Plan in order to effect such grants; and

WHEREAS, the Administrator has determined that it is in the interest of the Company to grant these options to the Participant.

NOW, THEREFORE, in consideration of the services to be rendered by the Participant to the Company and subject to the terms and conditions set forth herein and in the Plan, the parties hereto agree as follows:

1.            Grant of Option. The Company hereby grants to Participant an option (this “Option”) to purchase the total number of Shares set forth above as Total Shares of Common Stock at the Exercise Price Per Share set forth above (the “Exercise Price”), subject to all of the terms and conditions of this Agreement and the Plan.

2.            Exercise Period; Vesting.

2.1            Exercisability. Unless expired as provided in Section 3 of this Agreement, this Option may be exercised in whole or in part from time, to time to the extent they have become vested, during the period of Participant’s Continuous Service and pursuant to the terms of Section 4. Upon exercise of a portion of this Option, Participant shall receive Shares in accordance with Section 5.5, in each case subject to the restrictions on transfer set forth in Sections 7 and 10 below.

2.2            Vesting. The Option shall become vested based on the table referenced on page 1. This Option may not be exercised for less than a full share.

3.            Expiration. This Option shall expire on the Expiration Date set forth above or earlier as provided in Section 4 below or, if applicable, pursuant to Section 6 of the Plan.

4.            Termination of Continuous Service.

4.1            Other than as a Result of Death or Disability. Unless otherwise provided in an agreement the terms of which have been approved by the Administrator, if Participant’s Continuous Service is terminated for any reason, except death or Disability, the Participant may exercise this Option (to the extent that the Participant was entitled to exercise such Option as of the date of termination) until the earlier of (i) the date ninety (90) days following the termination of the Participant’s Continuous Service and (ii) the Expiration Date, after which time this Option shall terminate.

4.2            Because of Death or Disability. If Participant’s Continuous Service is terminated because of the death or Disability of Participant, the Participant (or the Participant’s estate, by a person who acquired the right to exercise this Option by bequest or inheritance or by a person designated to exercise this Option upon the Participant’s death) may exercise the Participant’s Option (to the extent that the Participant was entitled to exercise such Option as of the date of termination), but only until the earlier of (i) the date twelve (12) months following such termination and (ii) the Expiration Date, after which time this Option shall terminate.

4.3            No Employment or Other Service Rights. Nothing in the Plan or this Agreement shall confer on Participant any right to continue to serve the Company Group in the capacity in effect as of the Date of Grant or shall affect the right of the Company Group to terminate the Participant’s (a) employment with or without notice and with or without cause, (b) service pursuant to the terms of a consulting agreement with the Company Group or (c) service as a Director pursuant to the Articles or the TBOC, and any applicable provisions of the corporate law of the jurisdiction in which the Company or the Affiliate is incorporated, as the case may be; or shall give the Participant any right to be reemployed or reengaged by the Company Group following a termination of employment or services for any reason.

4.4            Cancellation and Rescission of Options for Detrimental Activity.

(a)             The Administrator may cancel, rescind, suspend, withhold or otherwise limit or restrict any Options at any time if the Participant is not in compliance with all applicable provisions of this Agreement and the Plan, or if the Participant engages in any Detrimental Activity.

(b)             Upon exercise, payment or delivery pursuant to exercise of this Option, the Participant shall certify in a manner acceptable to the Company that he or she is in compliance with the terms and conditions of the Plan and has not engaged in any Detrimental Activity. In the event a Participant engages in Detrimental Activity after the exercise, payment or delivery of any Shares pursuant to this Agreement, during any period for which any restrictive covenant prohibiting such activity is applicable to the Participant, such exercise, payment or delivery may be rescinded within one (1) year thereafter. In the event of any such rescission, the Participant shall pay to the Company the amount of any gain realized or payment received as a result of the exercise, payment or delivery of such Shares, in such manner and on such terms and conditions as may be required by the Company. The Company shall be entitled to setoff against the amount of any such gain any amount owed to the Participant by the Company.

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(c)             At the Administrator’s discretion, the Company may exercise the right of rescission set forth in this Section 4.4 via the mandatory redemption or repurchase of the Participant’s Shares at a price equal to the price paid by the Participant to acquire the Shares.

5.            Manner of Exercise.

5.1            Share Option Exercise Agreement. To exercise this Option, Participant (or the Participant’s estate, by a person who acquired the right to exercise this Option by bequest or inheritance or by a person designated to exercise this Option upon the Participant’s death) must deliver to the Company an executed share option exercise agreement in the form attached hereto as Exhibit A, or in such other form as may be approved by the Administrator from time to time (the “Exercise Agreement”), which shall set forth, inter alia, (a) Participant’s election to exercise this Option, (b) the number of Shares being purchased, (c) any restrictions imposed on the Shares and (d) any representations, warranties and agreements regarding Participant’s investment intent and access to information as may be required by the Company to comply with Applicable Laws. If someone other than Participant exercises this Option, then such person must submit evidence reasonably acceptable to the Company verifying that such person is entitled to do so.

5.2            Limitations on Exercise and Issuance. This Option may not be exercised unless such exercise is in compliance with all Applicable Laws as are in effect on the date of exercise and the Shares underlying the exercised Option may not be issued until the Participant executes an Adoption Agreement to become a Shareholder to that certain Voting Agreement of the Company by and among the Company and each of its Shareholders.

5.3            Payment. The entire Exercise Price shall be payable in full by cash or check for an amount equal to the aggregate exercise price of the Shares being purchased. Alternatively, in the sole discretion of the Administrator and upon such terms and at such times as the Administrator shall approve, the Exercise Price may be paid by:

(a)             tendering to the Company other Shares, for redemption or repurchase by the Company, with a Fair Market Value on the date of redemption or repurchase equal to the exercise price (or portion thereof) due for the number of Shares being acquired (with the proceeds of such redemption or repurchase being automatically applied by the Company towards paying the purchase price of the Shares) (collectively a “Share For Share Exercise”); provided, however, that the Shares used in such Share for Share Exercise (i) have either (1) been held for more than six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes) and have been paid for within the meaning of SEC Rule 144 (and if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by Participant in the open public market; and (ii) are clear of all liens, claims, encumbrances or security interests;

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(b)             during any period for which the Shares are publicly traded (i.e., the Shares are listed on any established stock exchange or a national market system, or if the Shares are quoted on an applicable stock exchange or any similar system whereby the Shares are regularly quoted by a recognized securities dealer but closing sale prices are not reported), by a copy of instructions to a broker directing such broker to sell the Shares for which this Option is exercised, and to remit to the Company the aggregate Exercise Price of this Option (a “Cashless Exercise”); provided, however, a Cashless Exercise by a Director or Participant officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company Group in violation of Section 402(a) of the Sarbanes-Oxley Act (codified as Section 13(k) of the Securities Exchange Act of 1934, 15 U.S.C. § 78m(k)) shall be prohibited;

(c)             during a Net Exercise Period, by means of the Participant electing in the Exercise Agreement to receive a portion of the Shares underlying this Option as a cash payment and a portion as Shares, with instructions to the Company to apply such cash payment towards paying the purchase price of the Shares for which this Option is being exercised; provided that in no event shall the cash payment received by the Participant pursuant to such election exceed the aggregate exercise price of the Shares for which this Option is being exercised;

(d)             by any other form of legal consideration that may be acceptable to the Administrator, including without limitation with a promissory note. However, if there is a stated par value of the Shares and Applicable Laws require, the par value of the Shares, if newly issued, shall be paid in cash or cash equivalents. The interest rate payable under the terms of the promissory note shall not be less than the minimum rate (if any) required to avoid the imputation of additional interest under the Code. Subject to the foregoing, the Administrator (in its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note. Exercise with a promissory note or other transaction by a Director or Participant officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company Group in violation of Section 402(a) of the Sarbanes-Oxley Act (codified as Section 13(k) of the Securities Exchange Act of 1934, 15 U.S.C. § 78m(k)) shall be prohibited; or

(e)             by any combination of the foregoing.

5.4            Tax Withholding. Prior to the issuance of the Shares upon exercise of this Option, Participant must satisfy any tax withholding obligations relating to the exercise of this Option and the acquisition of the Shares. If the Administrator permits, in addition to the Exercise Price payment alternatives in Section 5.3, Participant may provide for payment of withholding taxes upon exercise of this Option by (a) authorizing the Company to issue and then immediately redeem or repurchase, at Fair Market Value, Shares out of the Shares issued to the Participant as a result of the exercise of this Option or (b) tendering to the Company currently owned and unencumbered Shares of the Company for redemption or repurchase and, in each of (a) and (b), immediately tendering the redemption or repurchase price paid by the Company in respect of such Shares back to the Company.

5.5            Issuance of Shares. Provided that the Exercise Agreement and payment are in form and substance satisfactory to counsel for the Company, the Company shall issue the Shares registered in the name of Participant or, if requested by the Participant, in the name of the Participant and the Participant’s spouse, and shall deliver certificates representing the Shares with the appropriate legends affixed thereto.

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6.            Compliance with Laws and Regulations. The exercise of this Option and the issuance and transfer of Shares shall be subject to compliance by the Company and Participant with all Applicable Laws and with all applicable requirements of any stock exchange on which the Shares may be listed at the time of such issuance or transfer. Participant understands that the Company is under no obligation to register or qualify the Shares with any federal or state securities commission or any stock exchange to effect such compliance.

7.            Nontransferability of Option. Unless determined otherwise by the Administrator, this Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent and distribution; provided, however, that the Administrator may, subject to Applicable Laws and such terms and conditions as it shall specify, permit the transfer of this Option for no consideration to a Permitted Transferee. An Option transferred to a Permitted Transferee shall be further transferable only by last will and testament or the laws of descent and distribution or, for no consideration, to another Permitted Transferee of the Participant. During the lifetime of a Participant, this Option shall be exercisable only by the Participant or by a Permitted Transferee to whom this Option has been transferred in accordance with this Section 7. In no event may this Option be transferred to any person who has joined or is supporting a Competing Business.

8.            Privileges of Share Ownership. Participant shall not have any of the rights of a Shareholder with respect to any Shares until the Shares are issued to Participant.

9.            Restrictive Covenants. As a condition to the grant of this Option, the Participant agrees to comply with the restrictive covenants (each a “Restrictive Covenant”) set forth in any Proprietary Information, Intellectual Property, Restrictive Covenant and Arbitration Agreement (the “PIIA”) or other agreement or policy that may be in effect between the Participant and the Company Group. The Participant understands that the cancellation of any Option or rights under this Agreement may occur for any violation or lack of enforceability of any Restrictive Covenant and such cancellation may not be adequate recompense for the damages potentially sustained by the Company Group. Such cancellation shall be in addition to any equitable and legal rights the Company Group has or may have and shall not constitute a release of any claim that the Company Group may have for damages, past, present or future. In addition, a breach by the Participant of any provisions of any Restrictive Covenant that occurs after any exercise of any Option or delivery of the Shares pursuant to this Agreement (including any breach occurring after termination of Continuous Service) shall cause the exercise of this Option and the delivery of the Shares under this Agreement to be rescinded (and if the Participant has previously sold the Shares issued pursuant to this Agreement, the Participant would be required to pay back to the Company Group the pre-tax proceeds received from the sale of such Shares).

At the Administrator’s discretion, the Company may exercise the right of rescission set forth in this Section 9 via the mandatory redemption or repurchase of the Participant’s Shares at a price equal to the aggregate Exercise Price paid by the Participant for the Shares.

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10.         Restrictions on Transfer.

10.1         Securities Law Restrictions. Regardless of whether the offering and sale of the Shares under the Plan has been registered under the Securities Act, the securities laws of another jurisdiction or registered or qualified under the securities laws of any state, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on share certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act, the securities laws of another jurisdiction, the securities laws of any state or any other law.

10.2         Market Stand-Off. In the event of an underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company’s initial public offering, the Participant shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the repurchase of, transfer the economic consequences of ownership or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to any of the Shares or any securities convertible into or exercisable or exchangeable (directly or indirectly) for the Shares (whether such Shares or any such securities are then owned by the Participant or are thereafter acquired) without the prior written consent of the Company or its underwriters, for such period of time from and after the effective date of such registration statement as may be requested by the Company or such underwriters (the “Market Stand-Off”). In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Shares acquired under this Agreement until the end of the applicable stand-off period. If there is any change in the number of outstanding Shares by reason of a share split, reverse share split, share dividend, recapitalization, combination, reclassification, dissolution or liquidation of the Company, any corporate separation or division (including, but not limited to, a split-up, a split-off or a spin-off), a merger or consolidation, a reverse merger or similar transaction, then any new, substituted or additional securities which are by reason of such transaction distributed with respect to any of the Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off.

10.3         Right of Repurchase. Following a termination of the Participant’s Continuous Service, the Company may repurchase the Participant’s Shares acquired under the Plan as provided in this Section (the “Right of Repurchase”). With respect to any vested portion of this Option and any Shares acquired upon exercise of this Option, the Right of Repurchase shall be exercisable at a purchase price (the “Purchase Price”) equal to (i) the Fair Market Value of vested Shares (the “Share Repurchase Right”); or (ii) in the case of a vested Option (the “Option Repurchase Right”), the Fair Market Value of the Shares underlying the vested portion of this Option less the aggregate exercise price of such portion of this Option (in each case as of the date the written notice described in Section 10.3(b) is delivered). For the avoidance of doubt, any unvested portion of this Option will be forfeited for no consideration.

(a)             Condition Precedent to Exercise. The Right of Repurchase shall be exercisable following the later of: (i) the date when the Participant’s Continuous Service terminates for any reason, with or without cause, including (without limitation) death or Disability; and (ii) the date when this Option is exercised.

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(b)             Exercise of Right of Repurchase. The Company shall exercise the Right of Repurchase by written notice delivered to the Participant. The notice shall set forth the date on which the repurchase is to be effected, which must occur within thirty-one (31) days of the notice. The certificate(s) representing any of the Shares to be repurchased shall, prior to the close of business on the date specified for the repurchase, be delivered to the Company (to the extent not already in the Company’s custody) properly endorsed for transfer; provided, however, that the failure to deliver such certificate(s) to the Company shall not prevent the Company from repurchasing any Shares under this Agreement. The Company shall, concurrently with the receipt of such certificate(s), pay to the Participant the Purchase Price determined according to this Section 10.3. Payment shall be made in cash or cash equivalents or by canceling indebtedness to the Company incurred by the Participant.

10.4         Right of First Refusal. If the Shares are not readily tradable on an established securities market and the Participant proposes to sell, pledge, gift or otherwise transfer any Share, or any interest in such Shares, to any third party other than a Permitted Transferee (the “Transferee”) the Company shall have a right of first refusal to purchase all (and not less than all) of such Shares (the “Right of First Refusal”). If the Participant desires to transfer Shares, the Participant shall first tender to the Company for its repurchase or redemption, via a written transfer notice (“Transfer Notice”) describing in full the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price, the name and address of the proposed Transferee and proof satisfactory to the Company that the proposed sale or transfer will not violate any Applicable Laws, all of the Shares proposed to be transferred to the Transferee. The Transfer Notice shall be signed both by the Participant and the proposed Transferee and must constitute a binding commitment of both parties to the transfer of the Shares. The Company shall have the right to redeem or repurchase all, and not less than all, of the Shares on the same terms and conditions (as to timing and price) of the proposal described in the Transfer Notice by delivery of a notice of exercise of the Right of First Refusal within thirty (30) days after the date the Transfer Notice is received by the Company; provided, however, that in the case of a proposed gift or other non-compensatory transfer of Shares, the purchase price per Share under this Right of First Refusal shall be the Fair Market Value of the Shares determined at the time of the proposed transfer.

10.5         Additional Provisions Relating to Rights of Repurchase and First Refusal.

(a)             Additional Shares or Substituted Securities. If there is any change in the number of outstanding Shares by reason of a share split, reverse share split, share dividend, recapitalization (excluding any issuances of securities by the Company for consideration), combination, reclassification, dissolution or liquidation of the Company, any corporate separation or division (including, but not limited to, a split-up, a split-off or a spin-off), a merger or consolidation; a reverse merger or similar transaction, then (i) any new, substituted or additional securities or other property (including money paid other than as an ordinary cash dividend) which are by reason of such transaction distributed with respect to any Shares subject to a Right of Repurchase or a Right of First Refusal or into which such Shares thereby become convertible shall immediately be subject to the Right of Repurchase and the Right of First Refusal; and (ii) appropriate adjustments to reflect the distribution of such securities or property shall be made to the number and/or class of the Shares subject to this provision and to the price per share of the Shares to be paid upon the exercise of the Right of Repurchase or Right of First Refusal; provided, however, that the aggregate Purchase Price payable for the Shares shall remain the same.

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(b)             Termination of Rights of Repurchase and First Refusal. Any other provision of Section 10.3 notwithstanding, the Right of Repurchase with respect to vested Shares shall lapse with respect to the Shares that are registered under a then effective registration statement under applicable federal securities laws and the issuer is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act or becomes an investment company registered or required to be registered under the United States Investment Company Act of 1940. If the Shares are readily tradable on an established securities market when the Participant desires to transfer such Shares, the Company shall have no Right of First Refusal, and the Participant shall have no obligation to comply with the procedures prescribed by Section 10.4.

(c)             Termination of Rights as Participant and Shareholder. If the Company makes available to a Participant, at the time and place and in the amount and form provided in this Agreement, the consideration for this Option to be repurchased pursuant to the Company’s Option Repurchase Right in accordance with Section 10.3, then after such time such Participant shall no longer have any rights as a Participant in respect of such Option (other than the right to receive payment of such consideration in accordance with this Agreement). If the Company makes available to a Participant, at the time and place and in the amount and form provided in this Agreement, the consideration for the Shares to be repurchased or redeemed pursuant to the Company’s Share Repurchase Right in accordance with Section 10.3 or Right of First Refusal in accordance with Section 10.4, then after such time such Participant shall no longer have any rights as a Shareholder in respect of such Shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such Shares shall be deemed to have been repurchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefore have been delivered as required by this Agreement.

10.6         Investment Intent at Grant. If the grant of this Option under the Plan is not registered under applicable federal or state securities laws, but an exemption is available which requires an investment representation or any other representation, the Participant (a) shall, and hereby does, represent and agree, at the time of grant of this Option, that the security being acquired upon the grant of this Option is being acquired for investment purposes, and not with a view to the sale or distribution thereof, and (b) shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

10.7         Investment Intent at Exercise. If the sale of the Shares under the Plan is not registered under applicable federal or state securities laws, but an exemption is available which requires an investment representation or other representation, the Participant shall represent and agree at the time of exercise that the Shares being acquired upon exercise of this Option are being acquired for investment purposes, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

10.8         Legends. All certificates evidencing the Shares purchased under this Agreement in an unregistered transaction shall bear the following legend (and such other restrictive legends as are required or deemed advisable under the provisions of any Applicable Law):

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“THE SHARES OF COMMON STOCK EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO AND TRANSFERABLE ONLY IN ACCORDANCE WITH THAT CERTAIN CARIS LIFE SCIENCES, INC. 2020 INCENTIVE PLAN, THE NONQUALIFIED STOCK OPTION AWARD AGREEMENT AND THE EXERCISE AGREEMENT PURSUANT TO WHICH THE SHARES EVIDENCED BY THIS CERTIFICATE WERE ISSUED, COPIES OF WHICH ARE ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY. NO TRANSFER OR PLEDGE OF THE SHARES EVIDENCED HEREBY MAY BE MADE EXCEPT IN ACCORDANCE WITH AND SUBJECT TO THE PROVISIONS OF SAID PLAN AND NONQUALIFIED STOCK OPTION AWARD AGREEMENT AND THE TERMS OF THE EXERCISE AGREEMENT.”

10.9         Removal of Legends. If, in the opinion of the Company and its counsel, any legend placed on a share certificate representing the Shares sold under this Agreement no longer is required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but without such legend.

10.10       Administration. Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 10 shall be conclusive and binding on the Participant and all other persons.

11.         Exchange Act. Notwithstanding anything contained in the Plan or this Agreement to the contrary, if the consummation of any transaction under the Plan or this Agreement would result in the possible imposition of liability on the Participant pursuant to Section 16(b) of the Exchange Act, the Administrator shall have the right, in its sole discretion, but shall not be obligated, to defer such transaction to the extent necessary to avoid such liability, but in no event for a period in excess of 180 days.

12.         General.

12.1         Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by Participant or the Company to the Administrator for review. The resolution of such a dispute by the Administrator shall be final and binding on the Company and Participant.

12.2         Entire Agreement. The Plan is incorporated herein by reference. This Agreement and the Plan constitute the entire agreement of the parties and supersede all prior undertakings and agreements with respect to the subject matter hereof. If any inconsistency should exist between the nondiscretionary terms and conditions of this Agreement and the Plan, the Plan shall govern and control. Notwithstanding the above, nothing in this Agreement shall be deemed to amend any agreement, whether entered into prior to or after the date hereof, between the Company and the Participant.

12.3         Notices. Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Corporate Secretary/General Counsel of the Company at its principal corporate offices. Any notice required to be given or delivered to Participant shall be in writing and addressed to Participant at the address indicated above or to such other address as such party may designate in writing from time to time to the Company. All notices shall be deemed to have been given or delivered upon: (a) personal delivery; (b) five (5) days after deposit in the United States mail by certified or registered mail (return receipt requested); (c) two (2) business days after deposit with any return receipt express courier (prepaid); or (d) one (1) business day after transmission by facsimile.

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12.4         Successors and Assigns. The Company may assign any of its rights under this Agreement. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement shall be binding upon Participant and Participant’s heirs, executors, administrators, legal representatives, successors and assigns.

12.5         Choice of Law. This Agreement, including, but not limited to, its enforceability, interpretation and legal effect, shall be governed by and construed in accordance with the laws of the State of Texas without giving effect to its conflict of law principles. If any provision of this Agreement is determined by a court or tribunal of competent jurisdiction to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable. Subject to Section 12.6, the courts of the State of Texas, for Dallas County or any Federal Court having jurisdiction in that county shall have exclusive jurisdiction with respect to any dispute or litigation arising under this Agreement.

12.6         Arbitration. The terms of this Agreement are subject to any arbitration provisions of any PIIA or other agreement or policy that may be in effect between the Participant and the Company. If no such other agreement or policy is in effect, then the following arbitration provisions shall govern: Subject to the Company’s remedies for breach or threatened breach of a Restrictive Covenant, any other dispute, controversy, or claim arising out of or relating to this Agreement or breach thereof, will be submitted to arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association. The arbitration of any dispute, controversy, or claim will take place in Dallas, Texas. Judgment on the award rendered by the arbitrator may be entered in any court of competent jurisdiction. In reaching the arbitrator’s decision, the arbitrator will have no authority to ignore, change, modify, add to or delete from any provision of this Agreement, but instead is limited to interpreting this Agreement.

12.7         No Right to Future Awards. This Option and all other equity-based awards under the Plan are discretionary. This Option does not confer on the Participant any right or entitlement to receive another award of Option or any other equity-based award at any time in the future or in respect of any future period.

12.8         Severability. If any provision of this Agreement is held to be illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining provisions of this Agreement, but this Agreement shall be construed and enforced as if such illegal or invalid provision had never been included herein.

12.9         Amendment. Notwithstanding anything herein or in the Plan to the contrary, the Administrator may, at any time, alter, amend, suspend or modify this Agreement; provided, however, that no amendment or modification of this Agreement shall materially and adversely impair the rights of the Participant with respect to any then outstanding Options without the consent of the Participant.

13.         Acceptance. Participant hereby acknowledges receipt of a copy of the Plan and this Agreement. Participant has read and understands the terms and provisions thereof, and by executing below, accepts the terms and conditions of this Agreement governing this Option and the terms and conditions of the Plan governing this Option and any and all other outstanding options held by the Participant as of the date of execution. Participant acknowledges that there may be adverse tax consequences upon exercise of this Option or disposition of the Shares and that Participant should consult a tax advisor prior to such exercise or disposition.

[Signatures on Following Page]

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In witness whereof, the Company has caused this Agreement to be executed by its duly authorized representative effective as of [                      ].

CARIS LIFE SCIENCES, INC.

By:
Name:	[ ]
Title:	[ ]

Participant: [ ]

Acceptance Date: [ ]